Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED.
Confidential portions of this document have been redacted and have been separately filed with the Commission.

Rosetta Capital Management, LLC
Advisory Agreement

APPLICATION, DECLARATIONS, UNDERSTANDINGS, COVENANTS, REPRESENTATIONS AND WARRANTIES

1.
The undersigned client (“Client”) has provided accurate information as requested in the questionnaire and certification sections below and will inform the Advisor in writing of any material change to such information within 20 days after such change occurs.

2.
Client wishes to participate in the Rosetta Trading Program (the “Program”) of Rosetta Capital Management, LLC (“RCM” or the “Advisor”) described in the Advisor’s January 1, 2008 Disclosure Document (the “Document”) pursuant to which the Advisor will make trading decisions in accordance with its proprietary trading programs for the Client’s account (“Account”) and risk.

3.	Client has sufficient risk capital to tolerate losing more than the entire Nominal Value set forth below without experiencing a material change in current activities or future plans.

4.
Client has received, read and understands the Document, has carefully considered the risk disclosures contained therein and has concluded that the Program is appropriate for Client in light of Client’s financial circumstances.

5.	Client understands that the Advisor makes no guarantee that any of its services will result in a profit or will not result in substantial losses.

6.	Client will immediately inform the Advisor upon becoming dissatisfied with the Advisor’s handling of the Account.

7.	Client understands and agrees that the Advisor may provide similar or dissimilar trading advice to other clients.

8.	Client acknowledges that all advice from the Advisor is the sole property of the Advisor and agrees not to use or reveal such information to others.

9.
Client authorizes the clearing firm(s) holding the Account (the “FCM”) to furnish copies of all confirmations and periodic account statements to the Advisor, Client agrees that the relationship between the FCM and Client is not and shall not become the responsibility of the Advisor. The Advisor is not liable for the executions of transactions. Client further acknowledges that the FCM is solely responsible for the transmission of trade confirmations and monthly account statements as well as custody over the Client’s assets held in the Account.

10.
Client will execute any and all documents required by the FCM, the Advisor, and/or any regulatory agency having or claiming to have jurisdiction over the FCM, the Advisor or the Account necessary to open and maintain the Account and to provide the Advisor the authority to trade and manage the Account.

Exhibit 10.1

11.
Client agrees to indemnify, defend and hold harmless the Advisor and its principals and employees (each, an “Indemnified Person”) from and against any claim, liability, loss, damage or expense (including, without limitation, all reasonable attorneys’ fees and expenses, expert witnesses’ fees and expenses and costs of investigation) suffered or incurred by an Indemnified Person by virtue of any Indemnified Person acting on behalf of such Client in connection with the activities contemplated by this Advisory Agreement (the “Agreement”); provided that, if such claim, liability, loss, damage or expense arises out of any action or inaction of any such Indemnified Person, such course of conduct must not have constituted fraud, deceit, willful misconduct or gross negligence.

12.
Client agrees to pay to the Advisor the Quarterly Management Fee and Quarterly Incentive Fee which shall be calculated using the percentages set forth in the “General Client Information” section below in the manner described in the Document.

13.
Client has neither received nor relied upon any representation about this Agreement or the Advisor in making the decision to retain the Advisor’s trading services except those set forth in the Document and this Agreement.

14.
Client agrees that either Client or the Advisor (individually, a “Party” and collectively, the “Parties” to this Agreement) may terminate this Agreement by giving written notice to the other Party. In the case of termination by the Client, notice of termination shall be effective upon the Advisor’s actual receipt of such notice, at which point the Advisor will cease to initiate positions and shall cease to liquidate existing positions (unless otherwise instructed by the Client in the notice of termination). In the case of termination by notice from the Advisor, such notice is effective upon the occurrence of both of the following events: a) the Advisor’s remittance of the notice, without regard to the client’s actual or constructive receipt; and b) the Advisor’s liquidation of all positions in the Account. Termination of this Agreement automatically constitutes termination of the Limited Power of Attorney set forth below. Accordingly, upon termination by either Party, the subsequent management of the account shall be the Client’s sole responsibility.

15.
Client agrees that in the event any provision of this Agreement is invalid for any reason whatsoever, all other conditions and provisions of this Agreement shall, nevertheless, remain in full force and effect.

16.
Client acknowledges and agrees that this Agreement constitutes the entire agreement between the Parties and no modification or amendment of this Agreement shall be binding unless in writing and signed by the Party against whom enforcement is sought. This Agreement cannot be terminated orally and shall inure to the benefit of and be binding upon the Parties and their respective heirs, executors, administrators, successors and assigns. The captions appearing in this Agreement are inserted as a matter of convenience and for reference only and shall not define, limit or describe the scope and intent of this Agreement or any of the provisions hereof.

17.
In the case of an individual, Client is of legal age in the jurisdiction in which Client resides and is legally competent to execute and deliver this Agreement and to participate in the Program contemplated by this Agreement.

18.
In the case of a non-natural person, Client is properly authorized to enter into this Agreement and to participate in the Program. Furthermore, the individual executing and delivering this Agreement for and on behalf of Client is of legal age in the jurisdiction in which such individual resides and is legally competent and has full power and authority to do so on behalf of Client.

19.
Client agrees to indemnify and hold harmless the Advisor and its officers, directors, employees and agents against any and all direct and consequential loss, damage, liability, cost or expense, including reasonable attorneys’ and accountants’ fees, that any of the foregoing may incur by reason of or in connection with any misrepresentation made by Client, any breach of any representation or warranty made by Client or Clients failure to fulfill any covenants or agreements under this Agreement.

Exhibit 10.1

LIMITED POWER OF ATTORNEY

In consideration and compensation for all services to be rendered by the Advisor, the Client agrees to pay from the assets in the account fees equal to a monthly management fee of [*] of Account Equity and a quarterly performance fee of [*] of New Net Trading Profits.

AUTHORIZATION FOR FCM TO PAY ADVISOR

By executing below, Client hereby instructs any FCM that holds or has held an account over which the Advisor has been granted power of attorney to pay any invoice from the Advisor from any account in Client’s name promptly upon receipt of such invoice. Such fee shall be due and payable upon the receipt of the billing submitted by Advisor.

Client acknowledges and agrees that the FCM is furnishing this service for Client’s convenience and may pay any such invoices without any duty or obligation to review or verify the accuracy of such invoice.

AUTHORIZATION OF GIVE-UP ORDERS

By executing below, Client authorizes Advisor to execute orders on behalf of Client’s Account on a give-up basis and issues Advisor the authority to designate the FCM or Floor Broker who will act as Executing Broker for trades entered on behalf of Client’s Account. The Executing Broker will “give up” the orders to the FCM(s) holding Client’s Account (the “Clearing FCM”) for Client’s Account and risk. The Clearing FCM will act as the carrying broker and will carry these positions. Client understands that the Executing Broker will charge fees for the give-up orders to the Clearing FCM. Client agrees to reimburse the Clearing FCM from Client’s Account held at the Clearing FCM.

Client authorizes Advisor to enter into all arrangements on behalf of Client that are necessary and appropriate (in the Advisor’s sole discretion) to set up and maintain give-up arrangements on Client’s behalf, Client authorizes Advisor to negotiate any such give-up arrangement for a fee of up to [*] per half-turn.

____________________
* Confidential material redacted and filed separately with the Commission.

Exhibit 10.1

QUALIFIED ELIGIBLE PERSON CERTIFICATION

All clients executing this Agreement must meet the definition of a qualified eligible person (“QEP”) as defined in CFTC Regulation 4.7. This Agreement lists the ways in which clients can qualify as a QEP (see sections 1 and 2 below). Please review and check only the sections that apply to the Client.

1.	If you meet one of the following criteria (check all that apply) and satisfy the portfolio requirement (described at the bottom of this section 1) you are considered a QEP:

☐	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of opening an exempt account, exceeds $1,000,000;

☐
A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

☐
An investment company registered under the Investment Company Act or a business development company as defined in section 2(a){48) of such Act not formed for the specific purpose of either investing in the exempt pool or opening an exempt account;

☐
A bank as defined in section 3(a)(2) of the Securities Act of 1933 or any savings and loan association or other institution as defined in section 3(a){5)(A) of the Securities Act acting for its own account or for the account of a qualified eligible person;

☐	An insurance company as defined in section 2(13) of the Securities Act acting for its own account or for the account of a qualified eligible person;

☐
A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees if such plan has total assets in excess of $5,000,000;

☐
An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974; provided that the investment decision is made by a plan fiduciary (as defined in section 3(21) of such Act) which is a bank, savings and loan association, insurance company or registered investment adviser or that the employee benefit plan has total assets in excess of $5,000,000; or if the plan is self-directed, that investment decisions are made solely by persons that are qualified eligible persons;

☐	A private business development company as defined in section 202(a)(22) of the Investment Advisers Act;

☐	An organization described in section 501(c)(3) of the IRC, with total assets in excess of $5,000,000;

☐
A corporation, Massachusetts or similar business trust, or partnership, other than a pool, that has total assets in excess of $5,000,000 and is not formed for the specific purpose of opening an exempt account;

☒
A pool, trust, insurance company separate account or bank collective trust with total assets in excess of $5,000,000, not formed for the specific purpose of opening the exempt account and whose investment in the exempt account is directed by a qualified eligible person;

Exhibit 10.1

PORTFOLIO REQUIREMENT:

A person satisfying this section (check all that apply):

☐	Owns securities (including pool participations) of issuers not affiliated with such person and other investments with an aggregate market value of at least $2,000,000;

☐
Has had on deposit with a futures commission merchant, for its own account at any time during the six-month period preceding the date the person opens an exempt account, at least $200,000 in exchange-specified initial margin and option premiums for commodity interest transactions; or

☐
Owns a portfolio comprised of a combination of the funds or property specified in the two immediately preceding sections in which the sum of the funds or property includable under the first section expressed as a percentage of the minimum amount required thereunder, and the amount of futures margin and option premiums includable under the second section expressed as a percentage of the minimum amount required thereunder, equals at least one hundred percent. An example of an acceptable composite portfolio would consist of $1,000,000 in securities and other property (50% of section 1) and $100,000 in exchange-specified initial margin (50% of section 2).

2.	If you meet any of the following criteria, you are considered a QEP (check all that apply) regardless of whether you meet the portfolio requirement described above:

☐	A futures commission merchant registered pursuant to section 4d of the Commodity Exchange Act, or a principal thereof;

☐	A broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934, or a principal thereof;

☐
A commodity pool operator registered pursuant to section 4m of the Act or a principal thereof, provided that the pool operator has been registered and active as such for two years or operates a pool having aggregate total assets in excess of $5,000,000;

☐
A commodity trading advisor registered pursuant to section 4m of the Commodity Exchange Act, or a principal thereof, provided that the trading advisor has been registered and active as such tor two years or provides commodity interest trading advice to commodity accounts that, in the aggregate, have total assets in excess of $5,000,000 deposited at one or more futures commission merchants;

☐
An investment adviser registered pursuant to section 203 of the Investment Advisers Act of 1940 or pursuant to the laws of any state, or a principal thereof, provided that the investment adviser has either been registered and active as such for two years or provides securities investment advice to securities accounts that, in the aggregate, have total assets in excess of $5,000,000 deposited at one or more registered securities brokers;

☒	A “qualified purchaser” as defined in section 2(51)(A) of the Investment Company Act of 1940;

☐	A “knowledgeable employee” as defined in section 270.3c-5 of the Commodity Exchange Act;

With respect to an “exempt pool”:

☐	A commodity pool operator, commodity trading advisor or investment adviser of an exempt pool offered or sold, or an affiliate of any of the foregoing;

☐	A principal of the exempt pool or the commodity pool operator, commodity trading advisor or investment adviser of the exempt pool, or of an affiliate of any of the foregoing;

Exhibit 10.1

☐
An employee of the exempt pool or the commodity pool operator, commodity trading advisor or investment adviser of the exempt pool, or of an affiliate of any of the foregoing (other than an employee performing solely clerical, secretarial or administrative functions with regard to such person or its investments) who, in connection with his or her regular functions or duties, participates in the investment activities of the exempt pool, other commodity pools operated by the pool operator of the exempt pool or other accounts advised by the trading advisor or the investment adviser of the exempt pool, or by the affiliate provided such employee has been so or similarly engaged for at least 12 months;

☐
Any other employee of, or an agent engaged to perform legal accounting, auditing or other financial services for the exempt pool or the commodity pool operator, commodity trading advisor or investment adviser of the exempt pool, or any other employee of, or agent so engaged by, an affiliate of any of the foregoing (other than an employee or agent performing solely clerical, secretarial or administrative functions with regard to such person or its investments provided that such employee or agent is either i) an accredited investor as defined in section 230.50l(a)(5) of the Commodity Exchange Act and regulations promulgated thereunder and ii) such employee has been so or similarly employed or engaged for at least 24 months.

Exhibit 10.1

GENERAL CLIENT INFORMATION

Client Name(s)

Aspen Diversified Fund LLC

Initial Nominal Value of Account: US$ [*]

Management Fee Percentage: [*] per month

Incentive Fee Percentage: [*]

Social SecurityNo/EIN: 26-2448015

Date of Disclosure Document Received: January 1, 2008

U.S. Citizen or Resident? ☒ YES ☐ NO
Address

1230 Peachtree Street NW, Suite 1750

Atlanta, GA 30309

Telephone: 404-879-5126 Facsimile: 404-879-5128 Email:

QUESTIONNAIRE FOR INDIVIDUAL CLIENTS

Date of Birth: Occupation:

Investment Experience: Check below the types of investments made by you during the past 5 years for your own account or for the account of your spouse, for any relative who has the same principal residence or any trust, estate, corporation or organization in which you, your spouse or such relative own a majority of the beneficial or equity interests.

☐	U.S. government and federal agency securities	☐	Interests in REITs/real estate investment entities

☐	State and local government securities	☐	Interests in limited partnerships or LLCs

☐	Corporate stocks or options on corporate stocks	☐	Commodities, futures contracts and/or options

☐	Corporate bonds, debentures and notes	☐	Annuities

☐	Interests in mutual funds (including money market funds), unit investment trusts and closed-end investment companies

☐	Interests in Real Estate (land, buildings, cooperative apartments, condominium units)

☐	Other investments

____________________
* Confidential material redacted and filed separately with the Commission.

Exhibit 10.1

QUESTIONNAIRE FOR CORPORATIONS, PARTNERSHIPS, LLCs, TRUSTS, ETC.

Client’s form of organization:

☐	Corporation	☐	Limited Partnership

☒	Limited Liability Company	☐	General Partnership

☐	Trust (Other than an employee benefit trust)	☐	Other: ____________________________

State in which formed: Delaware Date formed: May 15, 2008

Principal Place of Business: Atlanta, Georgia

Is Client a commodity pool? ☒ YES ☐ NO

Investment Experience: Check below the types of investments made by Client during the past 5 years for Client’s own account.

☐	U.S. government and federal agency securities	☐	Interests in REITs/real estate investment entities

☐	State and local government securities	☐	Interests in limited partnerships or LLCs

☐	Corporate stocks or options on corporate stocks	☒	Commodities, futures contracts and/or options

☐	Corporate bonds, debentures and notes	☐	Annuities

☐	Interests in mutual funds (including money market funds), unit investment trusts and closed-end investment companies

☐	Interests in Real Estate (land, buildings, cooperative apartments, condominium units)

☐	Other investments

Exhibit 10.1

SIGNATURE SECTION FOR ALL CLIENTS

By executing below, Client hereby represents, warrants and agrees to all representations and warranties above (including, without limitation, the Qualified Eligible Person Certification), issues limited power of attorney to Rosetta Capital Management, LLC and executes the “Authorization for FCM to Pay Advisor” and “Authorization of Give-Up Orders.”

1. Individuals (sign and insert name and date below signature line):

	Client Signature		Joint Client Signature

	Client Name		Joint Client Name

	Date		Date

2. Entities (sign and insert name, title and date below signature line):

Client Name:

Aspen Diversified Fund LLC

By:	/s/ Jeremy L. Standrod	By:
	Signature of Authorized Signatory		Signature of Authorized Co-Signatory

Jeremy L. Standrod, Managing Partner
	Title of Authorized Signatory		Title of Authorized Co-Signatory

4/3/09
	Date		Date

FOR USE BY THE ADVISOR ONLY
Account has been: ☒ Accepted ☐ Rejected ☐ Other

By:	/s/ James C. Green
Date:	4-9-09

Exhibit 10.1